
<ARTICLE>                5
<MULTIPLIER>             1,000

<PERIOD-TYPE>                                9-MOS
<FISCAL-YEAR-END>                            DEC-31-1994
<PERIOD-END>                                 SEP-30-1994
<CASH>                                                31
<SECURITIES>                                           0
<RECEIVABLES>                                      1,098
<ALLOWANCES>                                         361
<INVENTORY>                                            0
<CURRENT-ASSETS><F1>                                   0
<PP&E>                                           150,710
<DEPRECIATION>                                    35,790
<TOTAL-ASSETS>                                   158,205
<CURRENT-LIABILITIES><F1>                              0
<BONDS>                                          113,370
<COMMON>                                              63
<PREFERRED-MANDATORY>                                  0
<PREFERRED>                                            0
<OTHER-SE>                                        25,030
<TOTAL-LIABILITY-AND-EQUITY>                     158,205
<SALES>                                                0
<TOTAL-REVENUES>                                  16,869
<CGS>                                                  0
<TOTAL-COSTS>                                     15,001
<OTHER-EXPENSES>                                     435
<LOSS-PROVISION>                                       0
<INTEREST-EXPENSE>                                 7,571
<INCOME-PRETAX>                                    1,768
<INCOME-TAX>                                           0
<INCOME-CONTINUING>                                1,768
<DISCONTINUED>                                         0
<EXTRAORDINARY>                                        0
<CHANGES>                                              0
<NET-INCOME>                                       1,768
<EPS-PRIMARY>                                        .28
<EPS-DILUTED>                                        .45

<F1> Mid-Atlantic Realty Trust (MART) is in the specialized real estate
<F1> industry for which the current/noncurrent distinction is deemed in
<F1> practice to have little or no relevance.  Therefore, MART prepares
<F1> unclassified balance sheets which do not report current assets or
<F1> current liabilities.

